UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 30, 2020

GS Mortgage Securities Trust 2020-GC20

(Central Index Key Number 0001798388)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-06	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	□

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of January 30, 2020, with respect to the GS Mortgage Securities Trust 2020-GC20. The purpose of this amendment is to: (i) to file the executed version of the agreements previously filed as Exhibit 4.10, Exhibit 4.11 and Exhibit 4.13 to the Form 8-K and (ii) make clerical and other minor revisions to the agreements filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to the Form 8-K. Each agreement previously filed as Exhibit 4.10, Exhibit 4.11, Exhibit 4.13, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 is hereby amended and restated in its entirety by the version attached hereto. No other changes are being made hereby to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit 4.10	560 Mission Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	Starwood Industrial Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	Southcenter Mall Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2020	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10	560 Mission Street Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Starwood Industrial Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Southcenter Mall Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between Citi Real Estate Funding Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of January 1, 2020, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)